Exhibit 99.1

Investor Contact:	Adam Hanan
(615) 443-9887

Media Contact:	Heidi Pearce
(615) 235-4135

Cracker Barrel Announces CEO Succession

David Deno Appointed Next CEO, Effective August 10, 2026

Julie Masino to Step Down as CEO and Director; Will Remain in Advisory Capacity through October 9, 2026

LEBANON, Tenn., July 27, 2026 -- Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq: CBRL) today announced that, following a comprehensive succession planning and search process, David Deno has been appointed to serve as the Company’s next Chief Executive Officer and will join the Board of Directors (the “Board”), both effective August 10, 2026. He succeeds Julie Masino, who will step down as Chief Executive Officer and a member of the Board effective as of the same date. Ms. Masino will remain with the Company in an advisory capacity until October 9, 2026 to support a smooth transition.

Independent Chairman of the Cracker Barrel Board Carl Berquist said, “Following a robust and thoughtful search process, we are pleased to welcome David as Cracker Barrel’s next CEO. He brings decades of experience across the restaurant and retail industries, with a strong track record of leading businesses through growth and a demonstrated commitment to operational excellence, guest experience, and team member engagement. We are confident David is the right leader to continue building on the Cracker Barrel legacy, drive further positive momentum operationally and financially, and create sustainable value for our shareholders.”

Mr. Deno commented, “Cracker Barrel is a truly iconic American brand, defined by its unique combination of warm country hospitality, timeless appeal, and deep connection with guests across generations. I am honored to lead the Cracker Barrel team and look forward to unlocking the full potential of this remarkable brand. Together, we will stay focused on delivering delicious food and exceptional experiences for our guests, while driving profitable growth.”

Mr. Berquist continued, “On behalf of the Board and the entire company, I want to thank Julie for her leadership and commitment to Cracker Barrel. We also appreciate her partnership to ensure a smooth leadership transition as we remain focused on the work underway to continue to serve our guests, support our employees, and execute our strategic priorities. We wish Julie all the best in her future endeavors.”

About David Deno

Mr. Deno is an accomplished restaurant and retail industry executive with more than four decades of experience and a strong track record of driving strategic execution, revitalized financial performance and profitable growth across leading brands. Most recently, he served as Chief Executive Officer of Bloomin’ Brands (Nasdaq: BLMN) from 2019 to 2024, where he strengthened its financial foundation and expanded its international presence. Prior to being named CEO, he served as Bloomin’ Brands Executive Vice President and Chief Financial Officer from 2012 to 2019, leading the company through its initial public offering. He joined Bloomin’ Brands from Best Buy where he served as President of Asia and Chief Financial Officer for the International Division. Mr. Deno also spent 15 years in senior-level operations and financial positions at Yum! Brands (NYSE: YUM) and Pizza Hut (prior to its ownership by Yum! Brands), including serving as Chief Financial Officer and Chief Operating Officer of Yum! Brands and as CFO of Pizza Hut. He began his career in the restaurant industry at Burger King Corporation. Mr. Deno currently serves on the Board of Directors of Krispy Kreme, Inc. and Panera Brands.

About Cracker Barrel Old Country Store®

Cracker Barrel Old Country Store, Inc. – rooted in a rich legacy of warmth, generosity, and tradition – is on a mission to bring the goodness of country hospitality to life. Since 1969, when the first store opened in Lebanon, Tenn., Cracker Barrel has been serving up abundant portions of craveable homestyle food and offering one-of-a-kind retail finds. With approximately 660 company-owned Cracker Barrel Old Country Store® locations in 43 states, the brand continues to honor its heritage while welcoming everyone with more than a meal. For more information, visit CrackerBarrel.com.

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Cautionary Note Regarding Forward-Looking Statements

This press release includes forward-looking statements concerning Cracker Barrel's expectations, anticipations, intentions, beliefs or strategies regarding its chief executive officer transition plan. These and similar statements regarding events or results that the Company expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology. Factors that could materially affect actual results include, but are not limited to risks and uncertainties associated with the Company’s management and leadership changes described in this press release and the Company’s ability to retain key personnel following the completion of these changes; inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; effects of changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on our business; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance or liquidity; the impact of adverse or extreme weather events on sales and customer travel; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; or the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its sustainability initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission, press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.